SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                          Europe 2001 HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-44286
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 5.        Other Events

               On December 9, 2002 Sonera Group p.l.c. was delisted from trading on the Nasdaq National Market System. As set forth in the prospectus, because Sonera Group p.l.c. was not listed for trading on another U.S. national securities exchange within five business days from the date of delisting, the shares of Sonera Group p.l.c. included in Europe 2001 HOLDRS were distributed at a rate of 0.09 shares of Sonera Group p.l.c. per Europe 2001 HOLDR on December 20, 2002. As a result, Sonera Group p.l.c. is no longer represented in Europe 2001 HOLDRS.

               On May 24, 2002 United Pan-Europe Communications N.V. was delisted from trading on the Nasdaq National Market System. As set forth in the prospectus, because United Pan-Europe Communications N.V. was not listed for trading on another
               U.S. national securities exchange within five business days from the date of delisting, the shares of United Pan-Europe Communications N.V. included in Europe 2001 HOLDRS were distributed at a rate of 0.13 shares of United Pan-Europe Communications N.V. per Europe 2001 HOLDR on October 18,
               2002. As a result, United Pan-Europe Communications N.V. is no longer represented in Europe 2001 HOLDRS.

               Aegon, NV announced a 2% stock dividend to shareholders of record on April 22, 2003. Effective April 23, 2003, the share amount of Aegon, NV, represented by a round lot of 100 Europe 2001 HOLDRS will increase from 5 shares to 5.2 shares.

               Autonomy Corporation p.l.c. announced a one-for-five reverse stock split on its common stock. Autonomy Corporation p.l.c. began trading on a split-adjusted basis on October 21, 2002. As of October 23, 2002, the share amount of Autonomy Corporation p.l.c. represented by a round lot of 100 Europe 2001 HOLDRS decreased to 1.2 shares from 6 shares.

               LM Ericsson Telephone Company announced a one-for-ten reverse stock split on its common stock. LM Ericsson Telephone Company began trading on a split-adjusted basis on October 23, 2002. As of October 25, 2002, the share amount of LM Ericsson Telephone Company represented by a round lot of 100 Europe 2001 HOLDRS decreased to 1.6 shares from 16 shares.

               Millicom International Cellular S.A. announced a one-for-three reverse stock split on its common stock. Millicom International Cellular S.A. began trading on a split-adjusted basis on February 20, 2003. As of February 25, 2003, the share amount of Millicom International Cellular S.A. represented by a round lot of 100 Europe 2001 HOLDRS decreased to 2 shares from 6 shares.

               Effective November 19, 2002, Smartforce p.l.c. changed its name to Skillsoft p.l.c. Skillsoft p.l.c. began trading under its new name and new symbol "SKIL" on November 20, 2002.

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               Telefonica S.A. announced a 2% stock dividend to shareholders of record on January 27, 2003. Effective January 28, 2003, the share amount of Telefonica S.A. represented by a round lot of 100 Europe 2001 HOLDRS increased from 3.183624 to 3.24729648 shares.

               Telefonica S.A. announced a 2% stock dividend to shareholders of record on March 10, 2003. Effective March 11, 2003, the share amount of Telefonica S.A., represented by a round lot of 100 Europe 2001 HOLDRS increased from 3.24729648 to 3.3122424096 shares.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits


              (c)    Exhibits

                     99.1 Europe 2001 HOLDRS Trust Prospectus Supplement dated March 31, 2003 to Prospectus dated March 12, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH INCORPORATED


Date:  April 4, 2003                            By:  /s/ MITCHELL M. COX
                                                     -----------------------
                                                     Name:  Mitchell M. Cox
                                                     Title: First Vice President

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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Europe 2001 HOLDRS Trust Prospectus Supplement dated March 31, 2003 to Prospectus dated March 12, 2002.